1 CELLNET CONNECT 2 US PTY LIMITED

ABN  31 109 819 785

FINANCIAL REPORT

FOR THE PERIOD ENDED

31 December 2004

CONTENTS

Directors’ Report

Independent Audit Report

Directors’ Declaration

Statement of Financial Performance

Statement of Financial Position

Notes to the Financial Statements

Directors’ Detailed Profit and Loss Account

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

DIRECTORS’ REPORT

Your directors present their report on the company for the financial period ended 31 December 2004. The names of the directors in office at any time during or since the end of the year are:

Rohan C Hills

Directors have been in office since the start of the financial year to the date of this report unless otherwise stated.

The principal activities of the company during the financial year were marketing and telecommunication services. No significant change in the nature of these activities occurred during the year.

The profit of the company after providing for income tax amounted to $1,894,430.

No significant changes in the company’s state of affairs occurred during the financial year.

No matters or circumstances have arisen since the end of the financial year which significantly affected or may significantly affect the operations of the company, the results of those operations, or the state of affairs of the company in future financial years.

Likely developments in the operations of the company and the expected results of those operations in future financial years have not been included in this report as the inclusion of such information is likely to result in unreasonable prejudice to the company.

No dividends were paid during the year and no recommendation is made as to dividends.

No options over issued shares or interests in the company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

No indemnities have been given or insurance premiums paid, during or since the end of the financial year, for any person who is or has been an officer or auditor of the company.

No person has applied for leave of Court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings. The company was not a party to any such proceedings during the year.

Signed in accordance with a resolution of the Board of Directors:

/s/  Rohan C Hills

Rohan C Hills

Director

Dated:  4th August, 2005

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

SCOPE

We have audited the attached financial report, being a special purpose financial report, of 1 CELLNET CONNECT 2 US PTY LIMITED for the period ended 31 December 2004 The company’s directors are responsible for the financial report. The accounts have been prepared by us from information supplied by company staff. It has been determined that the accounting policies used and described in Note 1 to the financial statements which form part of the financial report are appropriate to meet the requirements of the Corporations Act 2001 and the needs of the members. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of the company and to the directors of Cell Wireless Corporation. No opinion is expressed as to whether the accounting policies used, and described in Note 1, are appropriate to the needs of the members.

The financial report has been prepared for distribution to members and to the directors of Cell Wireless Corporation for the purpose of fulfilling the directors’ financial reporting requirements under the Corporations Act 2001. We disclaim any assumption of responsibility for any reliance on this audit report or on the financial report to which it relates to any person other than the members, or Cell Wireless Corporation or for any other purpose other than for which it was prepared.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the accounting policies described in Note 1 to the financial statements. These policies do not require the application of all Accounting Standards and other mandatory professional reporting requirements in Australia.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

We have been unable to verify the shareholders loan balance of $687,869 and therefore cannot confirm whether this amount is recoverable. We were not able to verify all items of plant & equipment. We could not confirm whether all material accruals and provisions in the liabilities had been accounted for.

QUALIFIED AUDIT OPINION

In our opinion, because of the existence of the limitation on the scope of our work, as described in the qualification paragraph, and the effects of such adjustments, if any, as might have been determined to be necessary had the limitation not existed:

1. we are unable to and do not express an opinion as to whether the financial report of 1 CELLNET CONNECT 2 US PTY LIMITED is in accordance with:

(a) the Corporations Act 2001, including:

(i) giving a true and fair view of the company’s financial position as at 31 December 2004 and of its performance for the period ended on that date in accordance with the accounting policies described in Note 1; and

(ii) complying with Accounting Standards in Australia to the extent described in Note 1 and the Corporations Regulations 2001; and

(b) other mandatory professional reporting requirements to the extent described in Note 1.

2. we have not been provided all the necessary documentation for the conduct of the audit as they are not available; and

3. we are unable to determine whether the company has kept:

(a) financial records sufficient to enable the financial report to be prepared and audited; and

(b) other records as required by the Corporations Act 2001.

PEARS & CO,

Chartered Accountants

/s/   Alan Pears

Alan Pears

Chartered Accountant

PARRAMATTA:  5th August, 2005

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

DIRECTORS’ DECLARATION

It has been determined that the company is not a reporting entity and that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the financial statements.

The directors of the company declare that:

1. The financial statements and notes attached presents fairly the company’s financial position as at 31 December 2004 and its performance for the period ended on that date in accordance with the accounting policies described in Note 1 to the financial statements;

2. In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

/s/  Rohan C Hills

Rohan C Hills

Director

Dated:  4th August, 2005

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

STATEMENT OF FINANCIAL PERFORMANCE

FOR THE PERIOD ENDED 31st December 2004

	NOTE	DEC 04 $	2004 $

Operating Profit Before Income Tax		2,706,328	618,008
Income Tax Expense		811,898	185,403

Operating Profit After Income Tax		1,894,430	432,605
Operating Profit and Extraordinary Items After Tax		1,894,430	432,605

Retained Profits at beginning of year		432,606	-

Total available for Appropriation		2,327,036	432,605

Retained Profits at end of year		2,327,036	432,605

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

STATEMENT OF FINANCIAL POSITION

AT 31ST December 2004

	NOTE	DEC 04 $	2004 $

CURRENT ASSETS
Cash	2	157,985	819,284
Receivables	3	1,157,119	675,515

TOTAL CURRENT ASSETS		1,315,104	1,494,799

NON-CURRENT ASSETS
Property, Plant and Equipment	4	397,680	129,063
Intangible Assets	5	4,000,000	-

TOTAL NON-CURRENT ASSETS		4,397,680	129,063

TOTAL ASSETS		5,712,784	1,623,862

CURRENT LIABILITIES
Creditors & Borrowings	6	2,388,438	1,005,844
Provisions	7	997,300	185,403

TOTAL CURRENT LIABILITIES		3,385,738	1,191,247

TOTAL LIABILITIES		3,385,738	1,191,247

NET ASSETS		2,327,046	432,615

SHAREHOLDERS’ EQUITY
Share Capital	8	10	10
Retained Profits		2,327,036	432,605

TOTAL SHAREHOLDERS’ EQUITY		2,327,046	432,615

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

This financial report is a special purpose financial report prepared for use by directors and members of the company and the directors of Cell Wireless Corporation. It has been determined that the company is not a reporting entity and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation and presentation of this report.

The financial report has been prepared in accordance with AASB1025 (Application of the Reporting Entity Concept and Other Amendments) and other mandatory professional reporting requirements.

No other Accounting Standards, Urgent Issues Group Consensus Views or other authoritative pronouncements of the Australian Accounting Standards Board have been applied.

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this financial report.

Income Tax

The company provides for income tax based on its taxable income and where applicable there is reconciliation, shown by way of note, between the accounting income and taxable income.

Property, Plant & Equipment

Property, plant and equipment are carried at cost, independent or directors’ valuation. All assets, excluding freehold land and buildings, are depreciated over their useful lives to the company or at depreciation rates set by the Commission of Taxation.

	DEC 04 $	2004 $
NOTE 2 - Cash
Cash in Hand	10	10
Citibank ($US Account)	104,735	102,736
Bank - ANZ	40,403	-
Interest Bearing Deposits	12,837	716,538

	157,985	819,284

NOTE 3 - RECEIVABLES
Current
Trade Debtors	526,969	-
Less Provision for Doubtful Debts	(373,550)	-
Prepaid- ATM Cards	-	125,394
Bond Condimico	-	422,041
Prepayments	29,333	-
E-Gold Account	55,433	-
Shareholders Loan - at call	687,869	128,080
Loan-Cell Wireless Corporation	231,065	-

	1,157,119	675,515

NOTE 4 - - PROPERTY PLANT AND EQUIPMENT

Plant & Equipment - at Cost	466,169	132,708
Less Prov’n for Depreciation	68,490	3,646

	397,679	129,062

	397,679	129,062

NOTE 5 - INTANGIBLE ASSETS
Intellectual Property- at Cost	4,000,000	-

NOTE 6 - CREDITORS AND BORROWINGS
Current
Trade Creditors	76,628	468,344
Accrued Member Commissions	1,180,303	170,600
Members Prepaid Calls	508,786	366,900
Loan-Global TLC Connections Pty.Ltd	622,720	-

	2,388,437	1,005,844

NOTE 7 - PROVISIONS
Current
Provision for Income Tax	997,301	185,402

NOTE 8 - Share Capital
Issued and paid up Capital:
10 Ordinary Shares of $1 each	10	10

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

TRADING ACCOUNT FOR THE PERIOD ENDED 31ST December 2004

	NOTE	DEC 04 $	2004 $
TRADING ACCOUNT

Member Sign Up Fees		6,184,313	3,233,643
Less Prepaid Member Calls		(508,786)	(366,900)

		5,675,527	2,866,743
LESS COST OF SALES
Commission – Members		62,448	660,135
Refunds – Members		8,251	-
Telecom charges		1,580,745	1,531,823

		1,651,444	2,191,958

TOTAL TRADING PROFIT		4,024,083	674,785

	NOTE	DEC 04 $	2004 $

INCOME
Gross Profit Trading		4,024,083	674,785
EXPENSES
Accountancy		34,808	-
Advertising & Promotion		5,618	-
Bad Debts		498,944	-
Bank Charges		23,899	15,512
Cleaning		1,325	-
Consultants Fees		93,813	8,599
Computer & Internet Costs		-	13,184
Depreciation		64,844	3,646
Electricity & Gas		2,102	-
Freight & Cartage		72	404
Legal Costs		99,446	12,342
Management Fees		393,483	-
Motor Vehicle Expenses		10,433	-
Postage		2,338	-
Printing & Stationery		6,196	1,194
Rent		44,000	-
Repairs & Maintenance		586	784
Security		726	-
Staff Amenities		6,324	331
Staff Recruitment		264	-
Telephone		10,521	781
Travelling		18,013	-

TOTAL EXPENSES		1,317,755	56,777

OPERATING PROFIT		2,706,328	618,008
OPERATING PROFIT BEFORE INCOME TAX		2,706,328	618,008

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN  41 107 826 782

FINANCIAL REPORT

FOR THE PERIOD ENDED

31 December 2004

CONTENTS

Directors’ Report

Independent Audit Report

Directors’ Declaration

Statement of Financial Performance

Statement of Financial Position

Notes to the Financial Statements

Directors’ Detailed Profit and Loss Account

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

DIRECTORS’ REPORT

Your directors present their report on the company for the financial period ended 31 December 2004

The names of the directors in office at any time during or since the end of the year are:

Melena Francis Connelly

Directors have been in office since incorporation to the date of this report.

The principal activities of the company during the financial year were marketing and telecommunication services. No significant change in the nature of these activities occurred during the year.

The profit of the company after providing for income tax amounted to $68,503.

No significant changes in the company’s state of affairs occurred during the financial year.

The company sold the intellectual property for $4,000,000 on the 1st of July, 2004 and effectively ceased trading.

Likely developments in the operations of the company and the expected results of those operations in future financial years have not been included in this report as the inclusion of such information is likely to result in unreasonable prejudice to the company.

No dividends were paid during the year and no recommendation is made as to dividends.

No options over issued shares or interests in the company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

No indemnities have been given or insurance premiums paid, during or since the end of the financial year, for any person who is or has been an officer or auditor of the company.

No person has applied for leave of Court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings. The company was not a party to any such proceedings during the year.

Signed in accordance with a resolution of the Board of Directors:

/s/ Melena Francis Connelly

Melena Francis Connelly

Director

Dated:  4th August, 2005

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

SCOPE

We have audited the attached financial report, being a special purpose financial report, of GLOBAL TLC CONNECTIONS PTY LIMITED for the period ended 31 December 2004

The company’s directors are responsible for the financial report. All accounting information was provided to us by company staff. The accounts were prepared by us from that information. It has been determined that the accounting policies used and described in Note 1 to the financial statements which form part of the financial report are appropriate to meet the requirements of the Corporations Act 2001 and the needs of the members. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of the company and to the directors of Cell Wireless Corporation. No opinion is expressed as to whether the accounting policies used, and described in Note 1, are appropriate to the needs of the members.

The financial report has been prepared for distribution to members and to Cell Wireless Corporation for the purpose of fulfilling the directors’ financial reporting requirements under the Corporations Act 2001. We disclaim any assumption of responsibility for any reliance on this audit report or on the financial report to which it relates to any person other than the members, or Cell Wireless Corporation or for any other purpose other than for which it was prepared.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the accounting policies described in Note 1 to the financial statements. These policies do not require the application of all Accounting Standards and other mandatory professional reporting requirements in Australia.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

We have not been able to confirm the ownership of the motor vehicle costing $334,030 and we were not able to verify all items of plant & equipment.

QUALIFIED AUDIT OPINION

In our opinion, except for the effects on the financial report of the matter referred to in the qualification paragraph, the financial report is in accordance with:

(a) the Corporations Act 2001, including:

(i) giving a true and fair view of the company’s financial position as at 31 December 2004 and of its performance for the period ended on that date in accordance with the accounting policies described in Note 1; and

(ii) complying with Accounting Standards in Australia to the extent described in Note 1 and the Corporations Regulations 2001; and

(b) other mandatory professional reporting requirements to the extent described in Note 1.

PEARS & CO,

Chartered Accountants

/s/  Alan Pears

Alan Pears

Chartered Accountant

PARRAMATTA:  5th August, 2005

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

DIRECTORS’ DECLARATION

It has been determined that the company is not a reporting entity and that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the financial statements.

The directors of the company declare that:

1. The financial statements and notes attached presents fairly the company’s financial position as at 31 December 2004 and its performance for the period ended on that date in accordance with the accounting policies described in Note 1 to the financial statements;

2. In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

/s/ Melena Francis Connelly

Melena Francis Connelly

Director

Dated:  4th August, 2005

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

STATEMENT OF FINANCIAL PERFORMANCE

FOR THE PERIOD ENDED 31ST December 2004

	NOTE	DEC 2004 $	2004 $

Operating Profit Before Income Tax		97,862	872,906
Income Tax Expense		29,359	261,871

Operating Profit After Income Tax		68,503	611,035
Operating Profit and Extraordinary Items After Tax		68,503	611,035

Retained Profits at beginning of year		611,035	-

Total available for Appropriation		679,538	611,035

Retained Profits at end of year		679,538	611,035

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

STATEMENT OF FINANCIAL POSITION

AT 31st December 2004

	NOTE	DEC 2004 $	2004 $

CURRENT ASSETS
Cash	2	10	40,939
Receivables	3	622,720	-
Other	6	31,010	104,343

TOTAL CURRENT ASSETS		653,740	145,282

NON-CURRENT ASSETS
Property, Plant and Equipment	4	323,182	488,555
Intangible Assets	5	-	4,000,000

TOTAL NON-CURRENT ASSETS		323,182	4,488,555

TOTAL ASSETS		976,922	4,633,837

CURRENT LIABILITIES
Creditors & Borrowings	7	15,025	3,769,802
Provisions	8	282,349	252,990

TOTAL CURRENT LIABILITIES		297,374	4,022,792

TOTAL LIABILITIES		297,374	4,022,792

NET ASSETS		679,548	611,045

SHAREHOLDERS’ EQUITY
Share Capital	9	10	10
Retained Profits		679,538	611,035

TOTAL SHAREHOLDERS’ EQUITY		679,548	611,045

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

This financial report is a special purpose financial report prepared for use by directors and members of the company and the directors of Cell Wireless Corporation. It has been determined that the company is not a reporting entity and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation and presentation of this report.

The financial report has been prepared in accordance with AASB1025 (Application of the Reporting Entity Concept and Other Amendments) and other mandatory professional reporting requirements.

No other Accounting Standards, Urgent Issues Group Consensus Views or other authoritative pronouncements of the Australian Accounting Standards Board have been applied.

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this financial report.

Income Tax

The company provides for income tax based on its taxable income and where applicable there is reconciliation, shown by way of note, between the accounting income and taxable income.

Property, Plant & Equipment

Property, plant and equipment are carried at cost, independent or directors’ valuation. All assets, excluding freehold land and buildings, are depreciated over their useful lives to the company or at depreciation rates set by the Commission of Taxation.

	DEC 2004 $	2004 $
NOTE 2 - Cash
Cash in Hand	10	10
Bank - Westpac	-	28,184
Bank - ANZ	-	5,716
Bank - Cash Management	-	2,060
Bank - Westpac No.2	-	618
Bank-ANZ No.2	-	3,351
Bank-ANZ No.3	-	1,000

	10	40,939

NOTE 3 - RECEIVABLES
Current
Loan- 1 Cellnet Connect2 Us Pty. Ltd	622,720	-

NOTE 4 - - PROPERTY PLANT AND EQUIPMENT

Motor Vehicles - at Cost	334,030	334,030
Less Prov’n for Depreciation	10,848	4,942

	323,182	329,088

Office Equipment - at Cost	-	36,138
Less Prov’n for Depreciation	-	1,914

	-	34,224

Computer Software & Equipment	-	140,431
Less Prov’n for Depreciation	-	15,188

	-	125,243

	323,182	488,555

NOTE 5 - INTANGIBLE ASSETS
Intellectual Property -at cost	-	4,000,000

NOTE 6 - OTHER ASSETS
Current
GST on acquisitions	31,009	31,009
Prepayments	-	73,333

	31,009	104,342

NOTE 7 - CREDITORS AND BORROWINGS
Current
Trade Creditors	-	22,176
Accrued Member Commissions	-	1,533,400
Members Prepaid Calls	-	2,079,100
Shareholders Loan - at call	15,025	135,126

	15,025	3,769,802

NOTE 8 - PROVISIONS
Current
Provision for Income Tax	282,349	252,991

NOTE 9 - Share Capital
Issued and paid up Capital:
10 Ordinary shares fully paid	10	10

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

TRADING ACCOUNT FOR THE PERIOD ENDED 31st December 2004

	NOTE	DEC 2004 $	2004 $
TRADING ACCOUNT

Member Sign Up Fees		325,410	17,872,308
Less Prepaid Member Calls		-	(2,079,100)

		325,410	15,793,208
LESS COST OF SALES
Commission – Members		101,498	7,792,379
Chargebacks		-	57,997
Promotion Expenses		-	63,675
Refunds – Members		-	1,690
Telecom Charges		3,869	5,863,852

		105,367	13,779,593

TOTAL TRADING PROFIT		220,043	2,013,615

	NOTE	DEC 2004 $	2004 $

INCOME
Gross Profit Trading		220,043	2,013,615
Interest Received		34	24,429

TOTAL INCOME		220,077	2,038,044
EXPENSES
Accountancy		20,488	67,000
Advertising & Promotion		-	10,501
Bank Charges		80	13,055
Consultants Fees		6,485	236,564
Computer Expenses		7,725	5,489
Depreciation		5,906	22,044
Electricity & Gas		-	2,119
Freight & Cartage		3,502	1,369
Insurance		1,600	-
Legal Costs		2,490	95,780
Management Fees		63,945	585,384
Motor Vehicle Expenses		3,420	12,698
Printing & Stationery		1,041	3,839
Rates		-	2,340
Rent		-	22,124
Repairs & Maintenance		-	2,781
Security		-	2,845
Staff Amenities		459	5,911
Staff Recruitment		151	458
Telephone		4,923	20,263
Travelling		-	52,574

TOTAL EXPENSES		122,215	1,165,138

OPERATING PROFIT		97,862	872,906
OPERATING PROFIT BEFORE INCOME TAX		97,862	872,906

1 CELLNET CONNECT 2 US PTY LIMITED

ABN  31 109 819 785

FINANCIAL REPORT

FOR THE YEAR ENDED

30TH JUNE 2004

CONTENTS

Directors’ Report

Independent Audit Report

Directors’ Declaration

Statement of Financial Performance

Statement of Financial Position

Notes to the Financial Statements

Directors’ Detailed Profit and Loss Account

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

DIRECTORS’ REPORT

Your directors present their report on the company for the financial year ended 30 June 2004. The names of the directors in office at any time during or since the end of the year are:

Rohan C Hills

Directors have been in office since the start of the financial year to the date of this report unless otherwise stated.

The principal activities of the company during the financial year were marketing and telecommunication services. No significant change in the nature of these activities occurred during the year.

The profit of the company after providing for income tax amounted to $432,605.

No significant changes in the company’s state of affairs occurred during the financial year.

No matters or circumstances have arisen since the end of the financial year which significantly affected or may significantly affect the operations of the company, the results of those operations, or the state of affairs of the company in future financial years.

Likely developments in the operations of the company and the expected results of those operations in future financial years have not been included in this report as the inclusion of such information is likely to result in unreasonable prejudice to the company.

No dividends were paid during the year and no recommendation is made as to dividends.

No options over issued shares or interests in the company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

No indemnities have been given or insurance premiums paid, during or since the end of the financial year, for any person who is or has been an officer or auditor of the company.

No person has applied for leave of Court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings. The company was not a party to any such proceedings during the year.

Signed in accordance with a resolution of the Board of Directors:

/s/  Rohan C Hills

Rohan C Hills

Director

Dated:  4th August, 2005

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

SCOPE

We have audited the attached financial report, being a special purpose financial report, of 1 CELLNET CONNECT 2 US PTY LIMITED for the year ended 30 June 2004. The company’s directors are responsible for the financial report. The accounts have been prepared by us from information supplied by company staff. It has been determined that the accounting policies used and described in Note 1 to the financial statements which form part of the financial report are appropriate to meet the requirements of the Corporations Act 2001 and the needs of the members. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of the company and to the directors of Cell Wireless Corporation. No opinion is expressed as to whether the accounting policies used, and described in Note 1, are appropriate to the needs of the members.

The financial report has been prepared for distribution to members and to the directors of Cell Wireless Corporation for the purpose of fulfilling the directors’ financial reporting requirements under the Corporations Act 2001. We disclaim any assumption of responsibility for any reliance on this audit report or on the financial report to which it relates to any person other than the members, or Cell Wireless Corporation or for any other purpose other than for which it was prepared.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the accounting policies described in Note 1 to the financial statements. These policies do not require the application of all Accounting Standards and other mandatory professional reporting requirements in Australia.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

We have been unable to confirm the payment of the bond to Comindico of $422,041 nor the prepaid ATM cards of $125,394. The shareholders loans have not been confirmed and we cannot therefore confirm whether the amount of $128,080 is recoverable. We were not able to verify all items of Plant & Equipment.

QUALIFIED AUDIT OPINION

In our opinion, because of the existence of the limitation on the scope of our work, as described in the qualification paragraph, and the effects of such adjustments, if any, as might have been determined to be necessary had the limitation not existed:

1. we are unable to and do not express an opinion as to whether the financial report of 1 CELLNET CONNECT 2 US PTY LIMITED is in accordance with:

(a) the Corporations Act 2001, including:

(i) giving a true and fair view of the company’s financial position as at 30 June 2004 and of its performance for the year ended on that date in accordance with the accounting policies described in Note 1; and

(ii) complying with Accounting Standards in Australia to the extent described in Note 1 and the Corporations Regulations 2001; and

(b) other mandatory professional reporting requirements to the extent described in Note 1.

2. we have not been provided all the necessary documentation for the conduct of the audit as they are not available; and

3. we are unable to determine whether the company has kept:

(a) financial records sufficient to enable the financial report to be prepared and audited; and

(b) other records as required by the Corporations Act 2001.

PEARS & CO,

Chartered Accountants

/s/  Alan Pears

Alan Pears

Chartered Accountant

PARRAMATTA:  5th August, 2005

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

DIRECTORS’ DECLARATION

It has been determined that the company is not a reporting entity and that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the financial statements.

The directors of the company declare that:

1. The financial statements and notes attached presents fairly the company’s financial position as at 30 June 2004 and its performance for the year ended on that date in accordance with the accounting policies described in Note 1 to the financial statements;

2. In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

/s/  Rohan C Hills

Rohan C Hills

DIRECTOR

Dated:  4th August, 2005

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

STATEMENT OF FINANCIAL PERFORMANCE

FOR THE YEAR ENDED 30 June 2004

	NOTE	2004 $

Operating Profit Before Income Tax		618,008
Income Tax Expense		185,403

Operating Profit After Income Tax		432,605
Retained Profits at end of year		432,605
		432,605

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

STATEMENT OF FINANCIAL POSITION

AT 30 June 2004

	NOTE	2004 $

CURRENT ASSETS
Cash	2	819,284
Receivables	3	675,515

TOTAL CURRENT ASSETS		1,494,799

NON-CURRENT ASSETS
Property, Plant and Equipment	4	129,063

TOTAL ASSETS		1,623,862

CURRENT LIABILITIES
Creditors & Borrowings	5	1,005,844
Provisions	6	185,403

TOTAL CURRENT LIABILITIES		1,191,247

TOTAL LIABILITIES		1,191,247

NET ASSETS		432,615

SHAREHOLDERS’ EQUITY
Share Capital	7	10
Retained Profits		432,605

TOTAL SHAREHOLDERS’ EQUITY		432,615

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

This financial report is a special purpose financial report prepared for use by directors and members of the company and the directors of Cell Wireless Corporation. It has been determined that the company is not a reporting entity and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation and presentation of this report.

The financial report has been prepared in accordance with AASB1025 (Application of the Reporting Entity Concept and Other Amendments) and other mandatory professional reporting requirements.

No other Accounting Standards, Urgent Issues Group Consensus Views or other authoritative pronouncements of the Australian Accounting Standards Board have been applied.

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this financial report.

Income Tax

The company provides for income tax based on its taxable income and where applicable there is reconciliation, shown by way of note, between the accounting income and taxable income.

Property, Plant & Equipment

Property, plant and equipment are carried at cost, independent or directors’ valuation. All assets, excluding freehold land and buildings, are depreciated over their useful lives to the company or at depreciation rates set by the Commission of Taxation.

2004 $
NOTE 2 - Cash
Cash in Hand	10
Citibank ($US Account)	102,736
Interest Bearing Deposits	716,538

819,284

NOTE 3 - RECEIVABLES
Current
Prepaid- ATM Cards	125,394
Bond Condimico	422,041
Shareholders Loan - at call	128,080

675,515

NOTE 4 - - PROPERTY PLANT AND EQUIPMENT

Plant & Equipment - at Cost	132,708
Less Prov’n for Depreciation	3,646

129,062

129,062

NOTE 5 - CREDITORS AND BORROWINGS
Current
Trade Creditors	468,344
Accrued Member Commissions	170,600
Members Prepaid Calls	366,900

1,005,844

NOTE 6 - PROVISIONS
Current
Provision for Income Tax	185,402

NOTE 7 - Share Capital
Issued and paid up Capital:
10 Ordinary Shares of $1 each	10

1 CELLNET CONNECT 2 US PTY LIMITED

ABN 31 109 819 785

TRADING ACCOUNT FOR THE YEAR ENDED 30 June 2004

	NOTE	2004 $
TRADING ACCOUNT

Member Sign Up Fees		3,233,643
Less Prepaid Member Calls		(366,900)

		2,866,743
LESS COST OF SALES
Commission - Members		660,135
Telecom charges		1,531,823

		2,191,958

TOTAL TRADING PROFIT		674,785

	NOTE	2004 $

INCOME
Gross Profit Trading		674,785
EXPENSES
Bank Charges		15,512
Consultants Fees		8,599
Computer & Internet Costs		13,184
Depreciation		3,646
Freight & Cartage		404
Legal Costs		12,342
Printing & Stationery		1,194
Repairs & Maintenance		784
Staff Amenities		331
Telephone		781

TOTAL EXPENSES		56,777

OPERATING PROFIT BEFORE INCOME TAX		618,008
		618,008

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN  41 107 826 782

FINANCIAL REPORT

FOR THE YEAR ENDED

30TH JUNE 2004

CONTENTS

Directors’ Report

Independent Audit Report

Directors’ Declaration

Statement of Financial Performance

Statement of Financial Position

Notes to the Financial Statements

Directors’ Detailed Profit and Loss Account

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

DIRECTORS’ REPORT

Your directors present their report on the company for the financial year ended 30 June 2004.

The names of the directors in office at any time during or since the end of the year are:

Melena Francis Connelly

Directors have been in office since incorporation to the date of this report.

The principal activities of the company during the financial year were marketing and telecommunication services. No significant change in the nature of these activities occurred during the year.

The profit of the company after providing for income tax amounted to $611,035.

No significant changes in the company’s state of affairs occurred during the financial year.

The company sold the intellectual property for $4,000,000 on the 1st of July, 2004 and effectively ceased trading.

Likely developments in the operations of the company and the expected results of those operations in future financial years have not been included in this report as the inclusion of such information is likely to result in unreasonable prejudice to the company.

No dividends were paid during the year and no recommendation is made as to dividends.

No options over issued shares or interests in the company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

No indemnities have been given or insurance premiums paid, during or since the end of the financial year, for any person who is or has been an officer or auditor of the company.

No person has applied for leave of Court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings. The company was not a party to any such proceedings during the year.

Signed in accordance with a resolution of the Board of Directors:

/s/ Melena Francis Connelly

Melena Francis Connelly

Director

Dated:  4th August, 2005

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

SCOPE

We have audited the attached financial report, being a special purpose financial report, of GLOBAL TLC CONNECTIONS PTY LIMITED for the year ended 30 June 2004.

The company’s directors are responsible for the financial report. All accounting information was provided to us by company staff. The accounts were prepared by us from that information. It has been determined that the accounting policies used and described in Note 1 to the financial statements which form part of the financial report are appropriate to meet the requirements of the Corporations Act 2001 and the needs of the members. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of the company and to the directors of Cell Wireless Corporation. No opinion is expressed as to whether the accounting policies used, and described in Note 1, are appropriate to the needs of the members.

The financial report has been prepared for distribution to members and to Cell Wireless Corporation for the purpose of fulfilling the directors’ financial reporting requirements under the Corporations Act 2001. We disclaim any assumption of responsibility for any reliance on this audit report or on the financial report to which it relates to any person other than the members, or Cell Wireless Corporation or for any other purpose other than for which it was prepared.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the accounting policies described in Note 1 to the financial statements. These policies do not require the application of all Accounting Standards and other mandatory professional reporting requirements in Australia.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

We have not been able to confirm the ownership of the motor vehicle costing $334,030 and we were not able to verify all items of plant & equipment.

QUALIFIED AUDIT OPINION

In our opinion, except for the effects on the financial report of the matter referred to in the qualification paragraph, the financial report is in accordance with:

(a) the Corporations Act 2001, including:

(i) giving a true and fair view of the company’s financial position as at 30 June 2004 and of its performance for the year ended on that date in accordance with the accounting policies described in Note 1; and

(ii) complying with Accounting Standards in Australia to the extent described in Note 1 and the Corporations Regulations 2001; and

(b) other mandatory professional reporting requirements to the extent described in Note 1.

PEARS & CO, Chartered Accountants

/s/  Alan Pears

Alan Pears

Chartered Accountant

PARRAMATTA:  5th August, 2005

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

DIRECTORS’ DECLARATION

It has been determined that the company is not a reporting entity and that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the financial statements.

The directors of the company declare that:

1. The financial statements and notes attached presents fairly the company’s financial position as at 30 June 2004 and its performance for the year ended on that date in accordance with the accounting policies described in Note 1 to the financial statements;

2. In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

/s/ Melena Francis Connelly

Melena Francis Connelly

Director

Dated:  4th August, 2005

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

STATEMENT OF FINANCIAL PERFORMANCE

FOR THE YEAR ENDED 30 June 2004

	NOTE	2004 $

Operating Profit Before Income Tax		872,906
Income Tax Expense		261,871

Operating Profit After Income Tax		611,035
Retained Profits at end of year		611,035
		611,035

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

STATEMENT OF FINANCIAL POSITION

AT 30 June 2004

	NOTE	2004 $

CURRENT ASSETS
Cash	2	40,939
Other	5	104,343

TOTAL CURRENT ASSETS		145,282

NON-CURRENT ASSETS
Property, Plant and Equipment	3	488,555
Intangible Assets	4	4,000,000

TOTAL NON-CURRENT ASSETS		4,488,555

TOTAL ASSETS		4,633,837

CURRENT LIABILITIES
Creditors & Borrowings	6	3,769,802
Provisions	7	252,990

TOTAL CURRENT LIABILITIES		4,022,792

TOTAL LIABILITIES		4,022,792

NET ASSETS		611,045

SHAREHOLDERS’ EQUITY
Share Capital	8	10
Retained Profits		611,035

TOTAL SHAREHOLDERS’ EQUITY		611,045

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

This financial report is a special purpose financial report prepared for use by directors and members of the company and the directors of Cell Wireless Corporation. It has been determined that the company is not a reporting entity and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation and presentation of this report.

The financial report has been prepared in accordance with AASB1025 (Application of the Reporting Entity Concept and Other Amendments) and other mandatory professional reporting requirements.

No other Accounting Standards, Urgent Issues Group Consensus Views or other authoritative pronouncements of the Australian Accounting Standards Board have been applied.

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this financial report.

Income Tax

The company provides for income tax based on its taxable income and where applicable there is reconciliation, shown by way of note, between the accounting income and taxable income.

Property, Plant & Equipment

Property, plant and equipment are carried at cost, independent or directors’ valuation. All assets, excluding freehold land and buildings, are depreciated over their useful lives to the company or at depreciation rates set by the Commission of Taxation.

2004 $
NOTE 2 - Cash
Cash in Hand	10
Bank - Westpac	28,184
Bank - ANZ	5,716
Bank - Cash Management	2,060
Bank - Westpac No.2	618
Bank-ANZ No.2	3,351
Bank-ANZ No.3	1,000

40,939

NOTE 3 - - PROPERTY PLANT AND EQUIPMENT

Motor Vehicles - at Cost	334,030
Less Prov’n for Depreciation	4,942

329,088

Office Equipment - at Cost	36,138
Less Prov’n for Depreciation	1,914

34,224

Computer Software & Equipment	140,431
Less Prov’n for Depreciation	15,188

125,243

488,555

NOTE 4 - INTANGIBLE ASSETS
Intellectual Property -at cost	4,000,000

NOTE 5 - OTHER ASSETS
Current
GST on acquisitions	31,009
Prepayments	73,333

104,342

NOTE 6 - CREDITORS AND BORROWINGS
Current
Trade Creditors	22,176
Accrued Member Commissions	1,533,400
Members Prepaid Calls	2,079,100
Shareholders Loan - at call	135,126

3,769,802

NOTE 7 - PROVISIONS
Current
Provision for Income Tax	252,991

NOTE 8 - Share Capital
Issued and paid up Capital:
10 Ordinary shares fully paid	10

GLOBAL TLC CONNECTIONS PTY LIMITED

ABN 41 107 826 782

TRADING ACCOUNT FOR THE YEAR ENDED 30 June 2004

	NOTE	2004 $
TRADING ACCOUNT

Member Sign Up Fees		17,872,308
Less Prepaid Member Calls		(2,079,100)

		15,793,208
LESS COST OF SALES
Commission - Members		7,792,379
Chargebacks		57,997
Promotion Expenses		63,675
Refunds - Members		1,690
Telecom Charges		5,863,852

		13,779,593

TOTAL TRADING PROFIT		2,013,615

	NOTE	2004 $

INCOME
Gross Profit Trading		2,013,615
Interest Received		24,429

TOTAL INCOME		2,038,044
EXPENSES
Accountancy		67,000
Advertising & Promotion		10,501
Bank Charges		13,055
Consultants Fees		236,564
Computer Expenses		5,489
Depreciation		22,044
Electricity & Gas		2,119
Freight & Cartage		1,369
Legal Costs		95,780
Management Fees		585,384
Motor Vehicle Expenses		12,698
Printing & Stationery		3,839
Rates		2,340
Rent		22,124
Repairs & Maintenance		2,781
Security		2,845
Staff Amenities		5,911
Staff Recruitment		458
Telephone		20,263
Travelling		52,574

TOTAL EXPENSES		1,165,138

OPERATING PROFIT BEFORE INCOME TAX		872,906
		872,906